John M. Turner, Jr.
President

FPKCCW Small & Mid-Cap Bank and Insurance Conference
June 17, 2008
New York

John M. Turner, Jr.
President

Forward-Looking Statements
 This presentation may include forward-looking statements containing expectations about future conditions and descriptions of future plans and strategies.
 Whitney's ability to accurately predict the effects of future plans or strategies is inherently limited such that actual results and performance could differ materially from those set forth in the forward-looking statements.
 Factors that could cause actual results to differ from those expressed in the forward-looking statements are available in Whitney’s filings with the
 Securities and Exchange Commission.
 Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

Whitney Is A Very Good, Very Strong Bank
• Strong credit culture
• Strong NIM
• Strong balance sheet and solid capital position
• Operational resiliency
• Geographic diversification

A Renewed Strategic Vision
Updated our Strategic Plan
Reviewed and challenged:
 Where we’ve been
 Where we are today
 Where we believe Whitney should go
Mission Statement
Guiding Principles

Focus & Discipline: A Key To Continued Success
• Focus on segmentation
 – Commercial & Business Banking
• Balance sheet management
• Focus on growing fee income
• Reduction of expenses
• Credit remains a core strength
• Continued geographic
 diversification
• Capital management

1Q08 Earnings
• Net income $30 million
• Earnings per share (diluted)
 $.45
• Results include:
 – A $2.3 million gain from the VISA IPO
 – A $1.4 million gain from the sale of
 pre-1933 assets
 – A $1.0 million reduction to expense
 from the reversal of the VISA liability
 in 4Q07
 – Provision expense of $14.0 million
• Remain a well-capitalized
 company
 – 1.6 million shares repurchased
 – Increased quarterly dividend
 – Tangible capital ratio 8.32%
• Net interest margin of 4.64%
	1Q08	4Q07
(Period-end)
Total Assets	$10.8B	$11.0B
Total Loans	$7.7B	$7.6B
Total Deposits	$8.3B	$8.6B

Net Income	$29.9MM	$30.2MM
E.P.S. (diluted)	$.45	$.45

Cost Control and Efficiencies
▪ Whitney’s strategic focus requires
 that we address process inefficiencies
 and improve automation in priority
 areas
▪ Normalized expenses down 2% from
 1Q07
▪ Strategic investments
 ▪ Opened new offices
 ▪ Offered additional products and services
 ▪ Updated technology
• Will continue expense control
 measures for the foreseeable future
($s in millions)	1Q08	4Q07	1Q07
Personnel Expense	$47.4	$48.2	$47.1
Net Occupancy Expense	8.6	8.0	8.1
Equipment & DP	6.2	5.7	5.9
Other Noninterest Expense	21.7	23.9	25.3
Total Noninterest Expense	$83.9	$85.8	$86.4

* NIM remains near the top of the
 peer group
* Active management of loan and
 deposit pricing
* Liquidity in the deposit base
* Moderately asset-sensitive
* Loan portfolio - 54% variable rate
 – (29% tied to Libor; 25% tied to Prime)
* Benefiting from wider
 Prime/Libor spread
 – Approximately 7bps benefit in
 1Q08 compared to normal spread
Net Interest Margin - Asset Sensitive
1Q08 Average Balances
1Q08 NIM 4.64%
1Q07 NIM 5.08%

Commercial and Business Banking Focus
• Commercial portfolio 83%
 – 46% CRE
 – 37.5% C&I
• Consumer portfolio 17%
 – 12% Residential RE
 – 4% Individual
• No Indirect portfolio
• No meaningful exposure to
 subprime home mortgage loans
• Minimal Credit Card portfolio
 – $44 million
• Oil & gas approximately 10%
• Real Estate portfolio diversified
 by geography
At 3/31/08

Diversified By Geography
Total Loans $7.7 billion
 – 37% serviced in metro New Orleans
 – 18% serviced in southwest LA
 – 18% serviced in Florida
 • 7% serviced from the panhandle
 • 11% serviced from the Tampa Bay metro
 area
 – 16% serviced in Houston
 – 11% serviced in Alabama/Mississippi
 – Loan growth supported by economic
 and market conditions in Texas,
 Alabama and Louisiana markets
 outside the metro New Orleans area
 • 6% total loan growth from a year
 earlier
 – 29% growth in Houston
 – 16% growth in southwestern LA
 – Decrease of approximately 4% in
 loans serviced from Florida
At 3/31/08; period-end

Commercial Real Estate Diversified
($s in millions)	LA	AL/MS	FL	TX	Total
Residential Construction	81.8	42.4	69.9	85.1	$279.2
Commercial construction, land & land development	419.3	224.9	426.9	355.3	$1,426.5
Owner- occupied CRE	459.1	70.6	176.4	87.1	$793.2
Nonowner- occupied CRE	477.4	104.0	317.9	134.8	$1,034.1
Total CRE	$1,437.6	$441.9	$991.1	$662.3	$3,533.0
• Commercial real estate
 exposure diversified
 – 41% LA
 – 28% FL
 – 19% TX
 – 12% AL/MS
At 3/31/08

Florida Loan Portfolio Facts
• Total portfolio approximately $1.4 billion
 – Approximately $540 million in panhandle
 – Approximately $850 million in Tampa Bay area
• CRE portfolio totals $991 million
 – Residential construction $70 million
• Lot loans = 12% of total FL portfolio
• Undeveloped land loans = 7% of total FL portfolio
• 13% of total FL portfolio is criticized
At 3/31/08

All Florida Portfolios Are Not The Same
• All Florida portfolios are not the same
 – Underwriting standards vary
 – Relationship banking is our focus
• All Florida loans are not troubled
 – 87% of our Florida portfolio is not criticized
• All loans in Florida were not made at 100% LTV
• All Florida loans are not collateral dependent
 – Many have been subject to ongoing amortization
 – Many guarantors have adequate liquidity and cash flows to support the debt
• All collateral values have not dropped at least 50%

A Strong Monitoring Process Is Key
One of our core strengths is understanding and
 managing credit risk
 – Seasoned, well understood credit culture
 – Consistent application and monitoring of standards
 throughout the Company
 – Multiple controls within our credit culture
 – An independent credit review function assesses the
 accuracy of officer ratings, timeliness of rating
 changes, performs concurrent reviews

• Prompt identification of problem
 loans leads to increased level of
 downgrades, criticized and
 nonperforming loans
• 5% of total loans are criticized
 – 13% of FL loans are criticized
 • Approximately 1/3rd of the
 criticized are lots and
 undeveloped land
 – 6% AL/MS loans are criticized
 – 3% TX loans are criticized
 – 3% LA loans are criticized
• Increase of $87 million in
 criticized during 1Q08
 – Approximately 70% from 4
 credits, each in a different
 geography, each in a different
 industry, all rated special mention
$s in millions
Prompt Identification of Problem Loans
NPAs are included in total criticized portfolio
Criticized loan portfolio
(by risk rating)
Criticized loan portfolio
(by geography)
At 3/31/08

• NPAs = $151 million at 3/31/08
 – NPLs = $139 million
 – ORE = $12 million
• Handful of larger loans can
 significantly impact our ratios
 – NPA ratio 1.96%
 – Reserve coverage ratio .66%
• Approximately half of NPLs from
 Florida
• 4 larger credits have impacted NPLs
 since 6/30/07
 – Different geographies
 – Different industries
 – Today these credits = $36 million or 47bps
 of the NPA ratio
Thorough Workout Process
NPLs by geography (at 3/31/08)

Adequately Reserved For Inherent Loss
• Methodology for determining the allowance is a consistent process
 – Important factors are re-evaluated quarterly to respond to changing conditions
• Allowance encompasses three elements
 – Allowances established for losses on criticized loans
 – Allowances based on historical loss experience
 • Loans with acceptable credit quality
 • Groups of homogenous loans not individually rated
 – Allowances based on general economic conditions
• Allowance is built each quarter from the bottom up in determining loan loss provision
• Based on estimates of the inherent loss in the portfolio, we believe we are adequately reserved
Reserves/loans %

Historical Trend: Healthy Level of Recoveries
Percent Net Charge-offs to Average Loans
• Higher level in 1Q08 as we
 took charge-offs for some of
 the inherent losses we
 reserved for in earlier
 periods
• Net charge-offs historically
 at or below peer levels given
 a higher level of recoveries

Sound Capital Levels
	3/31/08	12/31/07	3/31/07
Equity to Assets	11.39%	11.73%	11.30%
Tangible Equity to Assets	8.32%	8.24%	8.22%
Tier I Leverage	8.45%	8.79%	9.02%

Acquisitions Are Important To Our Growth
▪ I-10/Gulf Coast
 Strategy has
 served Whitney
 well
▪ It is now time to
 move on to the
 next phase of
 our acquisition
 strategy
▪ We will
 emphasize
 markets in
 larger cities
 from Texas
 throughout the
 southeast
Represent possible future Whitney expansion

Benefits Of Our Expansion Efforts
• Growth markets in Houston and southwest Louisiana
 “offset” stressed markets in Florida
• Growth in 1Q08 came mainly from Houston,
 however all pipelines look good
• Outlook for Houston, southwest Louisiana and south
 Alabama is positive
• Greater New Orleans economy is showing some
 positive signs
 – Construction, energy services, maritime construction
 industries all doing well

Parish National Corporation
Parish National To Merge With Whitney

Financial data as of 3/31/08; Northshore market: St. Tammany, Tangipahoa and Washington parishes
Parish National Corporation At-A-Glance
• 40 year-old Northshore Bank
• Business banking focus
• Total Assets:
 $765.2 million
• Total Loans:
 $580 million
• Total Deposits:
 $679 million
• 2007 Net Income:
 $8 million
• Northshore market share:
 9.6% (At June 30, 2007)
• 17 locations

# of Offices	Target	WNB	Total
St. Tammany Parish	6	6	12
Tangipahoa Parish	3	1	4
Washington Parish	2	0	2
Jefferson Parish	3	15	18
Orleans Parish	1	18	19
Alabama (Fairhope)	1	0	1
Florida (Destin)	1	5	6
Total	17	45	62
Total current Whitney branches:153 (Texas, Louisiana, Mississippi, Alabama and Florida)
Parish National/Whitney Locations

* LTM = last 12 months as of 3/31/08
Parish National - Deal Metrics
• Parish National shareholders will receive stock and/or cash of approximately $165 million
 – No more than 60% in cash
 – No more than 45% in Whitney stock
• 2.7x book value
• 17.8x LTM earnings
• Expected fourth quarter 2008 closing
• Expect immediate earnings accretion
• Expect to keep members of current management
• Will reduce Whitney capital ratios; still remain well-capitalized
• Transaction subject to due diligence, Parish National shareholder approval, regulatory approval, other closing conditions

Why this acquisition?
• This acquisition helps us meet several strategic plan initiatives

 – Attractive market
 • Improve market share in growing Northshore market
 – Refocusing on our roots
 • Leverage New Orleans franchise and improve market share
 – Target provides a cultural fit with our desired commercial and business segments
 – Increase existing and future access to lower cost funding
 • 19% noninterest-bearing deposits

* New Orleans MSA: Jefferson, Orleans,
Plaquemines, St. Bernard, St. Charles, St.
John the Baptist and St. Tammany parishes
Source: www.fdic.gov
Improved Market Share
• New Orleans MSA*
 share increases to
 16.0% (from 14.05%)

 1. Capital One: 28.02%
 2. JPM: 18.55%
 3. Whitney: 16.0%
 4. Regions 10.74%

Refocusing On Our Roots
• Leveraging hometown opportunities
 – Opened 3 new offices

• Striving for increased market share
• Focused on being the leading business bank in
 our markets
Marrero
Hammond
LaPlace

• Service
• Knowledge
• Relationship-focus
• Friendly
• Community-conscious

John M. Turner, Jr.
President

FPKCCW Small & Mid-Cap Bank and Insurance Conference
June 17, 2008
New York